Subsequent events	12 Months Ended
Dec. 31, 2021
Events After Reporting Period [Abstract]
Subsequent events	Subsequent events
Vessels Sales
In January 2022, we entered into agreements to sell two MRs (2013 built STI Fontvieille and 2019 built STI Majestic) and 12 LR1s. The sales prices of STI Fontvieille, STI Majestic, and the 12 LR1s are $23.5 million, $34.9 million, and $413.8 million, respectively. We expect to record an aggregate loss of approximately $48.0 million during the first quarter of 2022 relating to these sales.
In February 2022, we exercised the option to repurchase STI Fontvieille and repaid $17.2 million on our AVIC Lease Financing in advance of the sale of the vessel, which closed shortly thereafter.
In March 2022, we closed on the sales of the six LR1 vessels, STI Excelsior, STI Executive, STI Excellence, STI Pride, STI Providence and STI Prestige, and we repaid $18.4 million on our Credit Agricole Credit Facility, $39.5 million on our Citibank / K-Sure Credit Facility, $38.7 million on our 2020 $225.0 Million Credit Facility and $21.2 million on our 2021 $43.6 Million Credit Facility as a result of these transactions.
In March 2022 we entered into an agreement to sell an MR product tanker (STI Benicia) for $26.5 million. This sale is expected to close in the second quarter of 2022. Scorpio Services Holding Limited ("SSH"), a related party, owns a non-controlling 7.5% interest in the buyer of STI Benicia. We expect to record a loss of approximately $5.3 million during the first quarter of 2022 as a result of this agreement.
Debt
In March 2022, we drew down $3.4 million from our BNPP Sinosure Credit Facility to partially finance the scrubber installations on two LR1 product tankers.
Declaration of Dividend
On February 11, 2022, our Board of Directors declared a quarterly cash dividend of $0.10 per common share, which was paid on March 15, 2022 to all shareholders of record as of March 2, 2022.
Convertible Notes due 2022 and 2025
On March 2, 2022, the conversion rates of the Convertible Notes Due 2022 and Convertible Notes Due 2025, were adjusted to reflect the payment of a cash dividend on March 15, 2022 to all shareholders of record as of March 2, 2022. The new conversion rates for the Convertible Notes due 2022 and 2025 will be 27.3142 of the Company's common shares representing an increase of the prior conversion rates of 0.1571 for each $1,000 principal amount of the Convertible Notes due 2022 and 2025.
At the Market Offering Program
In January 2021, we entered into a note distribution agreement, or the Distribution Agreement, with B. Riley Securities, Inc., as sales agent, or the Agent, under which we may offer and sell, from time to time, up to an additional $75.0 million aggregate principal amount of our 7.00% Senior Notes due 2025, or the Additional Notes. Since January 1, 2022 and through the date of this report, we issued $0.4 million ) aggregate principal amount of additional Senior Notes Due 2025 for aggregate net proceeds (net of sales agent commissions and offering expenses) of $0.4 million. There is $32.5 million of remaining availability under this program as of date of this report.
Conflict in Ukraine
The recent military conflict in Ukraine has had a significant direct and indirect impact on the trade of refined petroleum products. This conflict has resulted in the United States, United Kingdom, and the European Union, among other countries, implementing sanctions and executive orders against citizens, entities, and activities connected to Russia. Some of these sanctions and executive orders target the Russian oil sector, including a prohibition on the import of oil from Russia to the United States or the United Kingdom. We cannot foresee what other sanctions or executive orders may arise that affect the trade of petroleum products. Furthermore, the conflict and ensuing international response has disrupted the supply of Russian oil to the global market, and as a result, the price of oil and petroleum products has risen significantly. We cannot predict what effect the higher price of oil and petroleum products will have on demand, and it is possible that the current conflict in Ukraine could adversely affect our financial condition, results of operations, cash flows, financial position and future performance.